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                                                                    EXHIBIT 23.6

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Amendment No. 3 to Form S-4 of AT&T Corp. of our report dated February 28, 2000 included in MediaOne Group, Inc.'s consolidated financial statements for the year ended December 31, 1999, filed in AT&T Corp.'s Form 8-K dated March 28, 2001 and to all references to our Firm included in this registration statement.

Arthur Andersen LLP
Denver, Colorado
    April 17, 2001.